The Liberty Group, Inc.
                      3045 North Federal Highway, Suite 60
                         Fort Lauderdale, Florida 33306
                          (954) 202-0245 (Voice & Fax)


April 7, 1999

Charles Scheuerman
President
Funds America Finance Corporation
2501 East Commercial Boulevard, Suite 210
Fort Lauderdale, Florida 33308

By Facsimile Transmission to (954) 489-0500-030

     Re.:     Professional Engagement

Dear Mr. Scheuerman:

     This letter confirms the terms pursuant to which Liberty Group, Inc, a Florida corporation ("Liberty" or a first person plural pronoun) has been engaged to provide the following services by Funds America Finance Corporation, a privately held Florida corporation (the "Company"):


A.  Liberty's Responsibilities:

1.Assist the Company to locate personnel (at executive, professional and clerical levels) or organizations useful in operation of the Company or expansion of its sales.

2.Review the Company's operating structure and assist the Company to effect corporate restructuring designed to maximize its operational efficiency and initiate an acquisitions program.

3.If required, train Company personnel and consultants in proper procedures for regulatory compliance and to effect its various strategic and tactical plans, and, develop programs to assure compliance with applicable laws, with initial legal services to be provided through your legal counsel.

4.Assist the Company to develop programs and recruit personnel not associated with Liberty to serve as the principal intermediaries between the Company and its stockholders, the investment community and the financial sources.

5.(a)Explore the viability of operating as a publicly held corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and if appropriate assist the Company to recruit legal counsel, certified public accountants, transfer agents and other professionals necessary to attain and maintain such status; provided, however, that no Liberty personnel will be involved in such roles, or as officers, directors or control persons of the Company as a results of legal impediments to which Guido Volante, a principal of Liberty is subject, as described in SEC Litigation Release Number 16102, issued March 31, 1999, a copy of which has been provided to and reviewed by Mr. Scheuerman.

     (c)Provided that none of the Stock Signing Fee (as hereinafter defined) payable to Liberty hereunder may be allocated to such services:


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          (1)Introduce the Company to institutional  investors (i.e.,  insurance companies and other financial institutions) and accredited investors (as that term is defined in Securities & Exchange Commission Regulation D), for purposes of their consideration of the Company's debt and collateralized securities (comprised of collections of the mortgages or other debt instruments generated by the Company's business) as appropriate long term investments; provided, however, that all parties understand and agree that in connection with such introductions, Liberty is not acting as a securities dealer, broker or investment advisor; all resulting arrangements to be independently negotiated directly between the Company and the introduced persons, and that Liberty shall have no responsibility for any of the resulting relationships;

          (2)Assist the Company to develop sources for required debt or equity capital through introductions to investment banking firms and accredited investors; provided, however, that all parties understand and agree that in connection with such introductions, Liberty is not acting as a securities dealer, broker or investment advisor; all resulting arrangements will be independently negotiated directly between the Company and the introduced persons, and that Liberty shall have no responsibility for any of the resulting relationships.

     (d)Introduce the Company to personnel or computer programs capable of assisting it to comply with the electronic filing requirements ("EDGAR") of Securities and Exchange Commission Regulation ST; and the resale requirements of Sections 13(d) and 16(b) of the Securities Exchange Act of 1934, as amended.

     (e)Assist the Company to locate and implement computer programs designed to perform a major portion of the preparation of auditing, tax and periodic reports and proxy materials required by the Securities Exchange Act of 1934, as amended.

B.  Terms of Engagement

1.Except as described below with reference to the services described above, which are to be completed within the initial term of this engagement agreement (one year after the date of this engagement letter) we will bill at our standard hourly rates for all work as to which a prior written arrangement with different terms has not been entered into, however, no hourly billable services will be provided except at your specific request.

2.Notwithstanding the provisions of paragraph 1 above, during the initial 183 days of our representation, we will accept and you will pay to us:

     (a)Immediately exercisable 365 day options to purchase up to 4.9% of the Company's free trading common stock (such options to be valued at an aggregate of $1,000 based on the agreed upon reasonable market value thereof prior to the performance of our duties hereunder, the "Stock Signing Fee"), the exercise price to be $0.05 per share subject to cashless exercise rights as described in the form of warrant annexed hereto and made a part hereof as composite exhibit 2(a),;

     (b)The options and underlying shares comprising the Stock Signing Fee shall both be registered with the Securities and Exchange Commission on the initial registration or notification statement filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act').

     (e)If, for any reason (other than a stock split also affecting the Liberty's shares issued as the Stock Signing Fee, the Company's outstanding securities exceed 3,400,000 shares within 12 months following the date of this engagement agreement, then additional shares in an amount equal to 10% of such excess shall be issued to Liberty.


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     (f)The  foregoing  compensation is in lieu of required cash payments for up to an aggregate of 150 hours of our hourly fees during the initial six months of this engagement agreement (but not those of our associated entities).

     (g)You have been informed that a portion of the Stock Signing Fee or the Restricted Share Compensation (collectively hereinafter referred to as the "Stock Compensation") may be transferred by Liberty to third party independent consultants who will assist Liberty in the performance of its duties hereunder.

     (h)In addition to the foregoing, the Company shall pay the sum of $60,000 to Liberty, representing the regular minimal, non-refundable cash engagement fee charged by Liberty to its clients, in 12 consecutive monthly installments, the first of which shall be payable concurrently with its execution of this engagement letter, and the subsequent installments being due on or before the monthly anniversary of the initial payments.

3.In addition to the compensation described above with reference to services during the initial six month term of this engagement agreement and whether or not the following services are rendered during such initial term:

     (a)In the event that Liberty arranges or provides debt funding for the Company on terms more beneficial than those reflected in the Company's current principal financing agreement, a copy of which is annexed hereto and made a part hereof as composite exhibit 1(b), then Liberty shall be entitled to a fee equal to 25% of such savings, on a continuing basis; and

     (b)In the event that Liberty generates business for the Company, then, on any sales resulting therefrom, Liberty shall be entitled to a commission equal to 25% of the profit derived by the Company therefrom, on a continuing basis (payments to affiliates or related parties not being considered deductions for determination of profit).

4.Unless requested by you to the contrary, work will be performed by the person with the lowest billing rate and requisite knowledge and experience.

5.(a)All work requiring legal review will be submitted for approval by you to your legal counsel prior to its use, or in the alternative, we will engage legal counsel to conduct such review on your behalf.

     (b)In the latter case, matters will be referred to attorneys licensed in the states where the services are required or as to which specific expertise is required (.e.g., opinions pertaining to the laws of specific states).

     (c)Payment of all balances due attorneys will be your responsibility directly.

6.(a)Final drafts of any matters prepared by us will be reviewed by you and, if legally required, by legal your counsel, to assure that:

          (1)  All required information has been provided;

          (2)  All materials are presented accurately; and,

          (3) That no materials required to render information provided "not misleading" are omitted.

     (b)Only after such review and approval by you and, if required, your legal counsel, will any documents be filed with regulatory agencies or provided to third parties.


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     (c) (1)If  requested by you,  Liberty will  recruit  legal  counsel for the
Company or will make the services of legal counsel to Liberty available to the Company.

          (2)If legal counsel to Liberty is used by the Company, its principal loyalty in the event of a conflict of interests shall be to Liberty.

          (3)In either case, compensation of such legal counsel shall be the responsibility of the Company.

7.(a)Financial data will be reviewed by competent, independent, certified public accountants who are members of the AICPA's Securities Practice Section and have been subjected to peer review, to be separately retained by you.

          (b)If required by you, we will assist in selection and supervision of such accountants.

          (c)Such accountants will be required to review and approve all financially related filings, prior to submission to the appropriate regulatory authorities.

8.(a)The Company shall supply Liberty on a regular and timely basis with all approved data and information about the Company, its management, its products, and its operations and the Company shall be responsible for advising Liberty of any fact which would affect the accuracy of any prior data and information supplied to Liberty.

     (b)The Company shall use its best efforts to promptly supply Liberty with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with Liberty's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

     (c)The Company shall promptly notify Liberty of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on release of information.

     (d)The Company shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Liberty and the Company acknowledges its awareness that Liberty will rely on such continuing representation in disseminating such information and otherwise performing its functions under this engagement letter.

     (e)The Company shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Liberty and the Company acknowledges its awareness that Liberty will rely on such continuing representation in disseminating such information and otherwise performing its functions under this engagement letter.

     (f)Liberty, in the absence of notice in writing from the Company, may rely on the continuing accuracy of material, information and data supplied by the Company.

9.(a)In addition to our hourly fees, you will be responsible for payment of all costs and disbursements associated with our services. All statements will be paid within 10 days after receipt.


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     (b)In the event additional time for payment is required, the Firm will have the option of selling the account receivable and you agree to pay interest thereon at the monthly rate of 1%.

     (c)In the event collection activities are required, you agree to pay all of our out of pocket costs associated therewith.

     (d)There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by you and the Firm.

10.(a)In the event our services are provided for the benefit of juridical entities other than the Company, no materials for which we are responsible will be submitted to third parties until they have been reviewed and approved as to form and content by all executive officers, directors, partners, joint ventures or persons performing similar roles for the subject juridical entity.

     (b)The filing of materials prepared by us with any governmental agency or provision of copies thereof to other persons shall be deemed presumptive evidence that our materials have been reviewed and approved as heretofore described.

11.After the Company has registered a class of its securities under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, it will assure that its legal counsel promptly prepares all reports which then existing holders of the Company's securities (including Liberty and its successors in interest) are required to file with the Securities and Exchange Commission as a result of the Company's new reporting status, including Securities and Exchange Commission Forms 3, 4 and 5, Schedules 13(d) and Schedules 13(g), and shall submit all such reports to the subject stockholders for prompt execution and timely filing with the Securities and Exchange Commission.

12.We acknowledge that pursuant to Section 17(b) of the Securities Act, we must disclose all compensation paid and received if Liberty engages in describing the Company's securities to third parties; consequently, the Company shall, at such time as it attains public trading status, assure that this Agreement and any amendments or supplements to it are on file with the Securities and Exchange Commission, and the Parties will both take such other steps as are reasonably necessary to assure that Section 17(b) is fully complied with on a timely basis.


C.  Confidentiality & Non-Circumvention Sections.

1.     General Prohibitions

     (a)The Company acknowledges that, in and as a result of its engagement of Liberty, the Company will making use of confidential information of special and unique nature and value relating to such matters as Liberty's business contacts, professional advisors, trade secrets, systems, procedures, manuals, confidential reports, lists of lenders, potential customers and funders; consequently, as material inducement to the entry into this Agreement by Liberty, the Company hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof an for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its employment of Liberty, or Liberty's affiliates.

     (b)In the event of a breach or threatened breach by the Company of any of the provisions of these Confidentiality & Non-Circumvention Sections, Liberty, in addition to and not in limitation of any other rights, remedies or damages available to Liberty, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Company, or by the Company's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.


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2.     Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to Liberty as a result of a breach by the Company of the covenants or agreements contained in these Confidentiality & Non-Circumvention Sections, and in view of the lack of an adequate remedy at law to protect Liberty's interests, the Company hereby covenants and agrees that Liberty shall have the following additional rights and remedies in the event of a breach hereof:

     (a)The  Company hereby  consents to the issuance of a permanent  injunction
enjoining  it  from  any   violations  of  the  covenants  set  forth  in  these
Confidentiality & Non-Circumvention Sections; and

     (b)Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Liberty may sustain prior to the effective enforcement of such injunction, the Company hereby covenants and agrees to pay over to Liberty, in the event it violates the covenants and agreements contained in these Confidentiality & Non-Circumvention Sections, the greater of:

          (i)Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

          (ii)The sum of One Thousand 000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Liberty as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Liberty for any breach of the covenants and agreements contained in these Confidentiality & Non-Circumvention Sections, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Liberty from the injury caused by such breaches would be injunctive relief.

3.     Cumulative Remedies.

     The Company hereby irrevocably agrees that the remedies described in these Confidentiality & Non-Circumvention Sections shall be in addition to, and not in limitation of, any of the rights or remedies to which Liberty is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.     Acknowledgment of Reasonableness.

     (a)The Company hereby represents, warrants and acknowledges that it has carefully read and considered the provisions of these Confidentiality & Non-Circumvention Sections and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Liberty, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Company hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Company hereby covenants and agrees that if so modified, the covenants contained in these Confidentiality & Non-Circumvention Sections shall be as fully enforceable as if they had been set forth herein directly by the Parties.

     (b)In determining the nature of this limitation, the Company hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

5.The Company hereby acknowledges that Liberty has already introduced the Company to Equity Growth Systems, inc., a publicly held Delaware corporation and to the Yankee Companies, Inc., a privately held Florida corporation.


D.  Due Diligence Materials

1.In any circumstances where Liberty is describing the Company's securities to a third Party, Liberty shall disclose to such person any compensation received from the Company, to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act, and in any dealings with such third party, the Company shall confirm such disclosure.

2.Under separate cover, we are sending to you the following due diligence materials. Please complete and return them to us at your earliest convenience.

     (a)Officers & Directors Questionnaires to be completed by all officers, directors and principal consultants to entities for which we perform services at your request, and then returned to us;


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     (b)A Company  Questionnaire  to be completed by a  knowledgeable  person or persons designated by entities for which we perform services at your request and then returned to us.

*                                    *                                    *

     In the event that you desire different arrangements, either in general or for specific projects, we will be glad to consider your proposals; however, all contrary arrangements must be memorialized in a written instrument signed by this firm. Please sign a copy of this transmission and return it to us by facsimile transmission to the number set forth on this letterhead. Please also complete and return the enclosed client data sheet.

     We look forward to a pleasant and mutually profitable relationship.

                               Very truly yours,

                              Liberty Group, Inc.

                               /s/ Guido Volante
                                 Guido Volante
                                   President

The foregoing is hereby accepted, as of the date first above written.


                             /s/ Charles Scheuerman
                               Charles Scheuerman
                                   President
                       Funds America Finance Corporation


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